UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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PulteGroup, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PULTEGROUP, INC. 2024 Annual Meeting Vote by May 5, 2024 11:59 PM ET. For shares held in a Plan, vote by May 1, 2024 11:59 PM ET. PULTEGROUP, INC. 3350 PEACHTREE ROAD NORTHEAST SUITE 1500 ATLANTA, GA 30326 ATTN: TODD SHELDON V34872-P05093 You invested in PULTEGROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 6, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.virtualshareholdermeeting.com/PHM2024 OR you can receive a free paper copy of voting material(s) by requesting prior to April 22, 2024. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote at the Meeting* May 6, 2024 1:00 PM ET Via the Internet at: www.virtualshareholdermeeting.com/PHM2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors | |
| | **Nominees:** | |
| 1a. | Kristen Actis-Grande | For |
| 1b. | Brian P. Anderson | For |
| 1c. | Bryce Blair | For |
| 1d. | Thomas J. Folliard | For |
| 1e. | Cheryl W. Grisé | For |
| 1f. | André J. Hawaux | For |
| 1g. | J. Phillip Holloman | For |
| 1h. | Ryan R. Marshall | For |
| 1i. | John R. Peshkin | For |
| 1j. | Scott F. Powers | For |
| 1k. | Lila Snyder | For |
| 2. | Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. | For |
| 3. | Say-on-pay: Advisory vote to approve executive compensation. | For |
| 4. | Amendment of Company's Articles of Incorporation to eliminate 69.3% supermajority voting requirements in Article X and Article XI. | For |

**NOTE:** If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy will vote in their discretion.

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V34873-P05093